UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, Colorado 80906

(Address of Principal Executive Offices) (Zip Code)

(303) 320-7708

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange where registered
Common Stock	GORO	NYSE American

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On December 17, 2020, Gold Resource Corporation (the “Company”) issued a press release relating to the proposed spin-off and certain other matters.  A copy of the press release is furnished herewith as Exhibit 99.1. The press release is furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release and investor presentation shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01	Other Events

On December 17, 2020, the Company announced that its board of directors has approved the spin-off of its wholly-owned subsidiary, Fortitude Gold Corporation, into a separate independent publicly-owned company, subject to the U.S. Securities and Exchange Commission declaring effective the registration statement filed by Fortitude Gold Corporation on Form S-1 (File No. 333-249533). The board of directors established the close of business on December 28, 2020 as the record date for the spin-off. The Company will distribute one share of Fortitude Gold Corporation common stock, $0.01 par value, (“Fortitude Common Stock”) for every 3.5 shares of Company common stock held by the Company’s shareholders of record as of the Record Date and through the expected distribution date. The distribution of shares of Fortitude Common Stock is expected to occur at 5:00 p.m. Mountain Time on December 31, 2020.

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements may include statements with respect to the Company’s potential separation of Fortitude Gold Corporation from the Company and the distribution of Fortitude Common Stock to the Company’s shareholders, and the expected financial and operational results of the Company and Fortitude Gold Corporation after the separation and distribution. Any forward-looking statements contained herein are based on Company management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, and the impact of the spin-off on the businesses of the Company. Economic, competitive, governmental, technological and other factors and risks that may affect the Company’s operations or financial results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

The following materials are furnished as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated December 17, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: December 18, 2020	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President